EXHIBIT 99.1

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.

Preliminary Term Sheet and Computational Materials	February 11, 2005

Massachusetts RRB Special Purpose Trust 2005-1

$674,500,000

Rate Reduction Certificates

Offered Classes	Approximate Principal Amount ($ Millions)	Expected Ratings (Moody’s/S&P)	Fixed / Floating	Expected Weighted Average Life (years)	Principal Payment Window (months)	Expected Final Maturity	Legal Final Maturity
A-1	$109.2	Aaa/AAA	Fixed	1.0	13	September 2006	September 2008
A-2	$154.0	Aaa/AAA	Fixed	2.5	25	September 2008	September 2010
A-3	$266.5	Aaa/AAA	Fixed	5.0	37	September 2011	September 2013
A-4	$144.8	Aaa/AAA	Fixed	7.4	19	March 2013	March 2015

Key Features:

Managers:	Goldman, Sachs & Co., Lehman Brothers Inc. (joint bookrunners)	Collateral:

The notes of each note issuer are secured primarily by that note issuer’s transition property, which is the right of such note issuer to all revenues arising from a portion of the transition charge included in the bills of all classes of retail users of BEC’s or CEC’s distribution system, as applicable, within the geographic service territory of BEC or CEC, as the case may be, as in effect on July 1, 1997. This portion of the transition charge, which is a non-bypassable usage-based charge, is referred to as the “RTC charge.”

BEC and CEC have obtained from the Massachusetts Department of Telecommunications and Energy (“DTE”), which regulates electric companies in Massachusetts, an order designating the recoverable transition costs and approving the costs of issuing, servicing and retiring the notes and certificates (the “financing order”) to be recovered through the RTC charge. The financing order authorizes BEC and CEC to bill, collect and periodically adjust their respective RTC charges.

Issuer:	Massachusetts RRB Special Purpose Trust 2005-1
Certificates:	Each class of certificates will represent fractional undivided beneficial interests in each of the corresponding classes of notes of the note issuers.
Servicers:

Boston Edison Company (“BEC”) is an electric company that primarily distributes electric energy to retail customers in the City of Boston and 39 surrounding cities and towns.

Commonwealth Electric Company (“CEC”) is an electric company that primarily distributes electric energy to retail customers in 40 communities located in southeastern Massachusetts, including Cape Cod and Martha’s Vineyard.

BEC and CEC are both subsidiaries of NSTAR, a public utility holding company (NYSE: NST).

Sellers:	BEC and CEC
Note Issuers:	BEC Funding II, LLC and CEC Funding, LLC

Offering Type:	SEC-Registered

Trustee:	The Bank of New York	Other Credit Enhancement for the Notes:	Credit enhancement for the notes of each note issuer includes the subaccounts of the collection account of each note issuer including the (i) overcollateralization subaccount (0.5% of initial principal balance, funded in equal semi-annual installments); (ii) capital subaccount (0.5% of initial principal balance, funded upfront); and (iii) reserve subaccount (funded with excess collections, if any).
ERISA Eligible:	Yes
Tax Treatment:

Interest and original issue discount, if any, on the certificates, and any gain on the sale of the certificates, generally will be included in gross income of certificateholders for federal income tax purposes. Interest on the certificates and any profit on the sale of the certificates are exempt from Massachusetts personal income taxes, and the certificates are exempt from Massachusetts personal property taxes.

Structure:	Sequential pay	Closing:	Expected March 1, 2005

		Payment Dates:	Each March 15 and September 15, commencing September 15, 2005

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Neither Goldman Sachs nor Lehman Brothers provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs or Lehman Brothers imposing limitation of any kind.

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All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.

Minimum Denomination:	$1,000

Delivery:	DTC

Clean-up call:	5% clean-up call

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Neither Goldman Sachs nor Lehman Brothers provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs or Lehman Brothers imposing limitation of any kind.

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All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.

Description of the Certificates

Offered Certificates:	• $674,500,000 of rate reduction certificates, consisting of 4 classes, issued by Massachusetts RRB Special Purpose Trust 2005-1

Transaction Parties:	• For a summary of the transaction parties and their relationships, see Exhibit A hereto

Description of the Notes

Credit Enhancement for the Notes of Each Note Issuer:

•      True-ups effected through filings made with the DTE provide for mandatory adjustments to each RTC charge annually until the expected maturity of the Class A-4 bonds and semi-annually thereafter and when the capital and overcollateralization subaccounts have been or will be reduced to zero on a payment date. Quarterly and semi-annual regular adjustments are permitted as necessary at the discretion of the note issuers.

•      Capital subaccount (0.5% of initial principal balance funded on the issuance date)

•      Overcollateralization subaccount (0.5% of initial principal balance funded ratably each payment date)

•      Reserve subaccount, which will hold any excess RTC charge collections to avoid any prepayment of the notes absent an acceleration

State Pledge:

•      Massachusetts law contains a pledge by the Commonwealth of Massachusetts for the benefit of the note issuers, the trust and the certificateholders that it will not alter the provisions of the restructuring statute that make the RTC charges irrevocable and binding or limit or alter the transition properties or the financing order until the certificates are fully paid and discharged.

Principal Payments:

•      Principal of the notes of each note issuer will be amortized in approximately equal annual installments. Principal will be paid sequentially. No class of notes of a note issuer will receive principal payments until all amounts due on all classes of a higher payment priority have been paid in full unless there is an acceleration of notes of that note issuer following an event of default in which case principal on the notes of the defaulting note issuer will be paid to all classes on a pro rata basis.

Payment Priority:

•      The note trustee of a note issuer will pay all amounts on deposit in the collection account and all investment earnings thereon, other than investment earnings on amounts held in the capital subaccount, generally in the order of priority set forth in Exhibit B hereto.

Average Life Profile:

•      Principal cannot be repaid earlier than expected (except for 5% clean-up call applicable to the Class A-4 certificates) unless the notes are accelerated; any excess collections will be held in the reserve subaccount. The true-up mechanism is intended to provide, among other things, for the recovery of amounts sufficient to repay principal according to expected amortization schedule.

RTC Charges:

•      The RTC charge of each note issuer is calculated to (a) generate collections sufficient to pay expenses, interest and principal on its notes according to the expected amortization schedule and fund or replenish the capital and overcollateralization subaccounts to required levels; and (b) reflect revised assumptions of electricity usage, write-offs and delinquencies. The projected initial RTC charge for BEC customers is 0.3 ¢/kWh and the projected initial RTC charge for CEC customers is 1.8 ¢/kWh. The initial RTC charge, including, in the case of BEC, the RTC charge relating to BEC’s 1999 rate reduction certificates, is expected to be approximately 6% and 11% of the average total rate paid by customers of BEC and CEC, respectively. The transition charge, of which the RTC charge is a part (and may become all), in any period may not exceed 3.35 ¢/kWh and 4.08 ¢/kWh in the case of BEC and CEC, respectively.

Historical Results:	• For summary historical information regarding BEC’s and CEC’s electric sales, revenues and customers, see the tables attached hereto in Exhibit C.

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Neither Goldman Sachs nor Lehman Brothers provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs or Lehman Brothers imposing limitation of any kind.

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All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.

Parties to Transactions	Exhibit A

The following diagram shows the parties to the transactions related to this offering and summarizes their roles and their relationships to each other:

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Neither Goldman Sachs nor Lehman Brothers provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs or Lehman Brothers imposing limitation of any kind.

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All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Neither Goldman Sachs nor Lehman Brothers provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs or Lehman Brothers imposing limitation of any kind.

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All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.

Allocations and Distributions	Exhibit B

A general summary of the flow of funds from each note issuer through the servicer to the collection account of that note issuer, and the various allocations from the collection accounts:

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Neither Goldman Sachs nor Lehman Brothers provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs or Lehman Brothers imposing limitation of any kind.

- Page 6 -

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Neither Goldman Sachs nor Lehman Brothers provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs or Lehman Brothers imposing limitation of any kind.

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All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.

Selected Financial Information[1] - BEC	Exhibit C

Table 1 - Billed Retail Revenues ($ in 000’s)

	1999	2000	2001	2002	2003
Residential	450,664	455,927	573,260	524,425	548,757
Commercial	803,634	802,906	1,044,541	861,397	908,821
Industrial	136,072	137,737	163,325	113,724	110,264
Street Lighting	21,590	20,666	24,188	18,505	17,117

Total	1,411,960	1,417,236	1,805,314	1,518,051	1,584,959

Table 2 - Average Number of Retail Customers

	1999	2000	2001	2002	2003
Residential	586,130	591,173	592,020	586,047	594,314
Commercial	89,889	91,969	92,552	92,460	93,904
Industrial	1,465	1,447	1,434	1,392	1,362
Street Lighting	3,334	3,344	3,349	7,175	6,890

Total	680,818	687,933	689,355	687,074	696,470

Table 3 - Billed Retail Energy Sales (Gigawatt-hours)

	1999	2000	2001	2002	2003
Residential	3,811	3,853	3,989	4,041	4,255
Commercial	8,539	8,698	9,004	9,110	9,333
Industrial	1,532	1,571	1,492	1,399	1,326
Street Lighting	130	128	140	147	146

Total	14,012	14,251	14,625	14,697	15,059

Table 4 - Annual Estimated Variances in Billed Retail Energy Sales (Gigawatt-hours)

	1999	2000	2001	2002	2003
Estimate	13,807	14,158	14,552	14,857	14,767
Actual	14,012	14,251	14,625	14,697	15,059

Variance	205	93	73	(160)	292
%Variance	1.48%	0.66%	0.50%	(1.08)%	1.98%

Table 5 - Loss Experience

	1999	2000	2001	2002	2003	As of 9/2004
Net Charge-offs ($000s)	12,340	8,909	10,724	16,306	9,620	10,664
% of Billed Retail Revenues	0.87%	0.63%	0.59%	1.07%	0.61%	0.87%

Table 6 - Days Revenue Outstanding

	1999	2000	2001	2002	2003	As of 9/2004
Average Number of Days	41	44	49	44	42	41

Table 7 - Aging of Receivables

% Outstanding After:	2002	2003	As of 9/2004
Current	50.4%	53.8%	61.6%
Less than 60 days	13.6	14.7	15.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Neither Goldman Sachs nor Lehman Brothers provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs or Lehman Brothers imposing limitation of any kind.

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All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.

% Outstanding After:	2002	2003	As of 9/2004
60 to 90 days	6.9	6.8	5.1
90 to 120 days	5.3	4.6	2.6
120 days	23.8	20.1	15.4

(1)	Numbers may not total due to rounding

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Neither Goldman Sachs nor Lehman Brothers provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs or Lehman Brothers imposing limitation of any kind.

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All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.

Selected Financial Information[1] - CEC	Exhibit C

Table 1 - Billed Retail Revenues ($ in 000’s)

	1999	2000	2001	2002	2003
Residential	216,777	227,106	280,384	255,375	269,079
Commercial	150,356	157,543	207,555	169,388	173,393
Industrial	29,465	33,349	39,723	26,102	26,919
Street Lighting	3,498	3,553	3,882	3,024	2,603

Total	400,096	421,551	531,544	453,889	471,994

Table 2 - Average Number of Retail Customers

	1999	2000	2001	2002	2003
Residential	287,188	308,134	307,983	310,084	312,054
Commercial	40,747	42,462	43,827	43,951	44,730
Industrial	288	287	522	277	278
Street Lighting	1,106	1,129	1,120	1,139	1,144

Total	329,329	352,012	353,452	355,451	358,206

Table 3 - Billed Retail Energy Sales (Gigawatt-hours)

	1999	2000	2001	2002	2003
Residential	1,766	1,837	1,862	1,920	2,064
Commercial	1,541	1,589	1,640	1,679	1,735
Industrial	368	393	368	366	367
Street Lighting	16	16	16	16	16

Total	3,692	3,836	3,886	3,981	4,182

Table 4 - Annual Estimated Variances in Billed Retail Energy Sales (Gigawatt-hours)

	1999	2000	2001	2002	2003
Estimate	3,670	3,767	3,925	3,981	4,018
Actual	3,692	3,836	3,886	3,981	4,182

Variance	22	69	(39)	0	164
%Variance	0.60%	1.83%	(0.99)%	0.00%	4.08%

Table 5 - Loss Experience

	1999	2000	2001	2002	2003	As of 9/2004
Net Charge-offs ($000s)	1,776	1,558	3,383	3,397	3,357	1,966
% of Billed Retail Revenues	0.44%	0.37%	0.64%	0.75%	0.71%	0.52%

Table 6 - Days Revenue Outstanding

	1999	2000	2001	2002	2003	As of 9/2004
Average Number of Days	39	37	40	39	35	35

Table 7 - Aging of Receivables

% Outstanding After:	2002	2003	As of 9/2004
Current	64.3%	63.4%	66.8%
Less than 60 days	15.2	14.8	14.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Neither Goldman Sachs nor Lehman Brothers provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs or Lehman Brothers imposing limitation of any kind.

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All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in the final Prospectus and related Prospectus Supplement for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purposes.

% Outstanding After:	2002	2003	As of 9/2004
60 to 90 days	5.4	6.5	5.0
90 to 120 days	3.5	4.2	2.4
120 days	11.6	11.1	11.5

(1)	Numbers may not total due to rounding

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Prospectus and related Prospectus Supplement, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. Neither Goldman Sachs nor Lehman Brothers provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs or Lehman Brothers imposing limitation of any kind.

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